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                                                            EXHIBIT NO. 10.47



   Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.



GENE   LOGIC
                                                                   HEADQUARTERS
                                                                Gene Logic Inc.
                                                        708 Quince Orchard Road
                                                   Gaithersburg, Maryland 20878
                                                        Telephone: 301.987.1700
                                                        Facsimile: 301.987.1701
                                                            www. genelogic. com
December 27, 2001
                                                               Gene Logic, Inc.
                                                  2001 Center Street, Suite 600
                                                      Berkley, California 94704
                                                        Telephone: 510.981.3144
                                                        Facsimile: 510.649.3449
Genaissance Pharmaceuticals, Inc.
5 Science Park
New Haven, CT 06511
Attention: Kevin Rakin,
           President and Chief Financial Officer

Re: Collaboration Agreement (the "Agreement") dated June 28, 2000 between GENE LOGIC INC. ("Gene Logic") and GENAISSANCE PHARMACEUTICALS, INC. ("Genaissance")

Dear Kevin:

As we discussed, this binding letter agreement (the "AMENDMENT") will confirm our understanding regarding the amendment of the Agreement. Capitalized terms used but not defined herein shall have the meanings provided in the Agreement. Gene Logic and Genaissance hereby agree as follows:

1. Notwithstanding any provision of the Agreement to the contrary, "ACCESS TERM" shall mean the period commencing on the Effective Date and continuing until December 31, 2002, subject to termination or extension as set forth in the Agreement, as amended by this Amendment.

2. Section 6.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

     (a) "GeneExpress(R) Product Access Fees. GeneExpress(R) Product fees will be paid by Genaissance to cover (i) the initial and ongoing Access to the GeneExpress(R) Product, (ii) all GeneExpress(R) Product content updates and (iii) continuous upgrades and releases


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          of Gene Logic Software. The GeneExpress(R) Product fee for the period commencing on the Effective Date and continuing until [**] shall be $[**]; the GeneExpress(R) Product fee for the period commencing on [**] and continuing until [**] shall be $[**]; the GeneExpress(R) Product fee for the period commencing on [**] and continuing until [**] shall be $[**]; and the GeneExpress(R) Product fee for the period commencing [**] and continuing until expiration of the Access Term shall be $[**].

     (b) The GeneExpress(R) Product fees for the period commencing [**] and continuing until expiration of the Access Term shall be payable quarterly, in arrears, in accordance with SCHEDULE A attached hereto. For purposes of clarity, the Parties acknowledge that the payment obligations under this Section shall remain subject to the provisions of Section 9.2 (dealing with early termination of the Agreement in the event of breach) and Section 9.5 (dealing with early termination of the Agreement in the event of bankruptcy).

     (c) The GeneExpress(R)Product fee for the period commencing on [**] and continuing until December 31, 2001 shall be paid on [**]."

3. For purposes of clarity, the Parties acknowledge that the GeneExpress(R) Product Fees for the period commencing on the Effective Date and continuing until [**] have already been paid.

4. Section 6.3 of the Agreement is hereby amended and restated to read in its entirety as follows:

     (a) "SNP Data Access Fees. SNP Data fees will be paid by Gene Logic to cover (i) the initial and ongoing access to the SNP Data, and (ii) all SNP Data content updates. The SNP Data fee for the period commencing on the Effective Date and continuing until [**] shall be $[**]; the SNP Data fee for the period commencing on [**] and continuing until [**] shall be $[**]; the SNP Data fee for the period commencing on [**] and continuing until [**] shall be $[**]; and the SNP Data fee for the period commencing [**] and continuing until expiration of the Access Term shall be $[**].

     (b) The SNP Data fees for the period commencing [**] and continuing until expiration of the Access Term shall be payable quarterly, in arrears, in accordance with SCHEDULE B attached hereto. For purposes of clarity, the Parties acknowledge that the payment obligations under this Section shall remain subject to the provisions of Section 9.2. (dealing with early termination of the Agreement in the event of breach) and Section 9.5 (dealing with early termination of the Agreement in the event of bankruptcy).

     (c) The SNP Data fee for the period commencing on [**] and continuing until [**] shall be paid on [**]."

5. For purposes of clarity, the Parties acknowledge that the SNP Data fees for the period commencing on the Effective Date and continuing until [**] have already been paid.

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6. Section 9.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                  "Unless earlier terminated in accordance with this Article 9, the term of this Agreement shall begin on the Effective Date and continue until the expiration of the Access Term, or such longer period of time as the Parties may agree in writing."

7. Sections 9.3 and 9.4 of the Agreement are hereby deleted in their entirety and shall be of no further force or effect.

8. Unless this Agreement has been terminated in accordance with Article 9 (as amended by this Amendment) prior to [**], then, on or promptly after [**], the Parties shall commence good faith negotiations regarding the terms upon which the Access Term may be extended. Any such extension of the Access Term shall be pursuant to a written agreement executed by the Parties. The Parties acknowledge that neither Party shall be obligated to extend the Access Term beyond December 31, 2002.

9. Upon the execution and delivery of this Amendment by Genaissance and Gene Logic, (a) Genaissance shall be deemed to have rescinded its Notice of Termination of Collaboration Agreement, dated December 13, 2001 (the "Notice"), and (b) the Parties agree that the Notice shall have no further force or effect.

Except as specifically amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If the foregoing is acceptable to you, please sign and date this Amendment in the space provided below and return it to me.

                                      Sincerely,


                                      GENE LOGIC INC.


                                      By: /S/LARRY TIFFANY
                                         ------------------------
                                         Larry Tiffany
                                         Vice President of Business Development


AGREED TO AND ACCEPTED THIS 27TH DAY OF DECEMBER, 2001:

GENAISSANCE PHARMACEUTICALS, INC.


By: /S/ KRISHNAN NANDABALAN
   --------------------------
Krishnan Nandabalan
Vice President, Alliances



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                                   SCHEDULE A

               Payment Schedule for GeneExpress(R) Product Fees -
                               [**] through [**]

                   Date Due                   Amount of Payment
                   [**]                             $[**]
                   [**]                             $[**]
                   [**]                             $[**]
                   [**]                             $[**]
                   [**]                             $[**]






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                                   SCHEDULE B

                      Payment Schedule for SNP Data Fees --
                                [**] through [**]


                   Date Due                   Amount of Payment
                   [**]                             $[**]
                   [**]                             $[**]
                   [**]                             $[**]
                   [**]                             $[**]
                                                    $[**]